List of Subsidiaries:
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                                                         State of
Subsidiary                                               Organization         Doing Business As
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
Don Pablo's Holding Corp.                                Delaware             Don Pablo's Holding Corp.
Don Pablo's Operating Corp.                              Ohio                 Don Pablo's
Don Pablo's Limited, Inc.                                Ohio                 Don Pablo's Limited, Inc.
Don Pablo's of Texas, LP                                 Texas                Don Pablo's
Don Pablo's TX Liquor, Inc.                              Texas                Don Pablo's TX Liquor, Inc.
Don Pablo's of Prince George's County, Inc.              Maryland             Don Pablo's
Don Pablo's of Howard County, Inc.                       Maryland             Don Pablo's
Don Pablo's of Baltimore County, Inc.                    Maryland             Don Pablo's
McCormick & Schmick Holding Corp.                        Delaware             McCormick & Schmick Holding Corp.
McCormick & Schmick Operating Corp.                      Georgia              McCormick & Schmick's
McCormick & Schmick of Montgomery County, Inc.           Georgia              McCormick & Schmick's
McCormick & Schmick TX General, Inc.                     Georgia              McCormick & Schmick TX General, Inc.
McCormick & Schmick Limited, Inc.                        Georgia              McCormick & Schmick Limited, Inc.
McCormick & Schmick of Texas, LP                         Texas                McCormick & Schmick's
McCormick & Schmick TX Liquor, Inc.                      Texas                McCormick & Schmick TX Liquor, Inc.
McCormick & Schmick's SCP VIII, Inc.                     Oregon               McCormick & Schmick's
McCormick & Schmick's RMP III, Inc.                      Oregon               McCormick & Schmick's
Cypress Coast Construction Corporation                   Florida              Cypress Coast Construction Corporation
Hops Marketing, Inc.                                     Florida              Hops Marketing, Inc.
Hops of Southwest Florida, Inc.                          Florida              Hops Restaurant Bar & Brewery
Hops of the Ohio Valley, Inc.                            Florida              Hops Restaurant Bar & Brewery
Hops Grill & Bar, Inc.                                   Florida              Hops Restaurant Bar & Brewery
HNEF Area Manager II, Ltd.                               Florida              Hops Restaurant Bar & Brewery
The Hops Northeast Florida Joint Venture No. I           Florida              Hops Restaurant Bar & Brewery
The Hops Northeast Florida Joint Venture No. II          Florida              Hops Restaurant Bar & Brewery
The Hops Northeast Florida Joint Venture No. III         Florida              Hops Restaurant Bar & Brewery
Hops of Altamonte Springs, Ltd.                          Florida              Hops Restaurant Bar & Brewery
Hops of Atlanta, Ltd.                                    Florida              Hops Restaurant Bar & Brewery
Hops of Atlanta II, Ltd.                                 Florida              Hops Restaurant Bar & Brewery
Hops of Baltimore County, LLC                            Florida              Hops Restaurant Bar & Brewery
Hops of Bowling Green, Ltd.                              Florida              Hops Restaurant Bar & Brewery
Hops of Boynton Beach, Ltd.                              Florida              Hops Restaurant Bar & Brewery
Hops of Bradenton, Ltd.                                  Florida              Hops Restaurant Bar & Brewery
Hops of the Carolinas, Ltd.                              Florida              Hops Restaurant Bar & Brewery
Hops of the Carolinas II, Ltd.                           Florida              Hops Restaurant Bar & Brewery
Hops of Cherry Creek, Ltd.                               Florida              Hops Restaurant Bar & Brewery
Hops of Colorado Springs, Ltd.                           Florida              Hops Restaurant Bar & Brewery
Hops of Connecticut, Ltd.                                Florida              Hops Restaurant Bar & Brewery
Hops of Coral Springs, Ltd.                              Florida              Hops Restaurant Bar & Brewery
Hops of Florida Mall, Ltd.                               Florida              Hops Restaurant Bar & Brewery
Hops of the Gold Coast, Ltd.                             Florida              Hops Restaurant Bar & Brewery
Hops of Greater Orlando, Ltd.                            Florida              Hops Restaurant Bar & Brewery
Hops of Greater Orlando II, Ltd.                         Florida              Hops Restaurant Bar & Brewery
Hops of Idaho, Ltd.                                      Florida              Hops Restaurant Bar & Brewery
Hops of Indiana, Ltd.                                    Florida              Hops Restaurant Bar & Brewery
Hops of Kansas, Ltd.                                     Florida              Hops Restaurant Bar & Brewery
Hops of Lakeland, Ltd.                                   Florida              Hops Restaurant Bar & Brewery
Hops of Louisiana, Ltd.                                  Florida              Hops Restaurant Bar & Brewery
Hops of Matthews, Ltd.                                   Florida              Hops Restaurant Bar & Brewery
Hops of Minnesota, Ltd.                                  Florida              Hops Restaurant Bar & Brewery
Hops of Ohio, Ltd.                                       Florida              Hops Restaurant Bar & Brewery
Hops of the Ohio Valley, Ltd.                            Florida              Hops Restaurant Bar & Brewery
Hops of the Rockies, Ltd.                                Florida              Hops Restaurant Bar & Brewery
Hops of the Rockies II, Ltd.                             Florida              Hops Restaurant Bar & Brewery
Hops of South Carolina, Ltd.                             Florida              Hops Restaurant Bar & Brewery
Hops of Southeast Florida, Ltd.                          Florida              Hops Restaurant Bar & Brewery
Hops of South Florida, Ltd.                              Florida              Hops Restaurant Bar & Brewery
Hops of Southwest Florida, Ltd.                          Florida              Hops Restaurant Bar & Brewery
Hops of Southwest Florida II, Ltd.                       Florida              Hops Restaurant Bar & Brewery
Hops of Stuart, Ltd.                                     Florida              Hops Restaurant Bar & Brewery
Hops of Virginia, Ltd.                                   Florida              Hops Restaurant Bar & Brewery
Hops of Virginia II, Ltd.                                Florida              Hops Restaurant Bar & Brewery



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Canyon Cafe Operating Corp.                              Georgia              Canyon Cafe
Canyon Cafe TX General, Inc.                             Georgia              Canyon Cafe TX General, Inc.
Canyon Cafe Limited, Inc.                                Georgia              Canyon Cafe Limited, Inc.
Canyon Cafe of Texas, LP                                 Texas                Canyon Cafe; Sam's Cafe
SMAS, Inc.                                               Texas                SMAS, Inc.
Apple South of Allegany County, Inc.                     Maryland             Applebee's Neighborhood Grill & Bar
Apple South of Calvert County, Inc.                      Maryland             Applebee's Neighborhood Grill & Bar
Apple South of Frederick County, Inc.                    Maryland             Applebee's Neighborhood Grill & Bar
Apple South of Maryland, Inc.                            Georgia              Applebee's Neighborhood Grill & Bar
Apple South of Montgomery County, Inc.                   Maryland             Applebee's Neighborhood Grill & Bar
Apple South of Prince George's County, Inc.              Georgia              Applebee's Neighborhood Grill & Bar
Apple South of St. Mary's County, Inc.                   Maryland             Applebee's Neighborhood Grill & Bar
Avado Properties, Inc.                                   Georgia              Avado Properties, Inc.
Avado Ventures, Inc.                                     Georgia              Avado Ventures, Inc.
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